2nd Quarter Results June 30, 2009 Exhibit 99.2

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,”
“plans,” “expects,” “should,” “may,” “might,” “could,” “outlook,” “potential,” “would” and “anticipates,” and the negative of these terms and similar expressions, as they relate to The Colonial BancGroup, Inc. (BancGroup) (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements.
In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
•
continued deterioration in Colonial Bank’s financial condition, including losses in our loan portfolio greater than estimated or expected;
•
failure to close on the pending sale of 21 branch offices of Colonial Bank located in Nevada pursuant to the asset purchase agreement with
Global Consumer Acquisition Corporation;
•
an inability to raise additional capital on terms and conditions that are satisfactory, including failure to receive final approval and actual funding from the U.S. Treasury Department’s Capital Purchase Program;
•
imposition of regulatory conditions or requirements on either BancGroup or the other parties to the transaction referenced above that could make consummation of the transaction impracticable;
•
failure to comply with the recent regulatory orders and additional regulatory measures that could be imposed independently or as a result of such failures;
•
possible inability of the Company to continue as a going concern;
•
the impact of current economic conditions and the results of our operations on our ability to borrow additional funds to meet our liquidity needs;
•
economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable or take longer to recover than expected;
•
changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied, projected returns on investments, and fair values of assets;
•
continued or sustained deterioration of market and economic conditions or business performance could increase the likelihood that we would have an additional goodwill impairment charge;

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Forward Looking Statements
•
deposit attrition, customer loss, or revenue loss in the ordinary course of business;
•
increases in competitive pressure in the banking industry and from non-banks;
•
costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
•
the inability of BancGroup to realize elements of its strategic and operating plans for 2009 and beyond, including a reduction of assets in order to improve capital ratios;
•
the anticipated cost savings and revenue enhancements from the Colonial 1st program may not be achieved in their entirety or accomplished within our expected time frame;
•
natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
•
management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
•
the impact of recent and future federal and state legislative and regulatory changes;
•
current or future litigation, regulatory investigations, proceedings, inquiries or directives;
•
strategies to manage interest rate risk may yield results other than those anticipated;
•
changes which may occur in the regulatory environment;
•
a significant rate of inflation (deflation);
•
unanticipated litigation or claims;
•
changes in the securities markets;
•
acts of terrorism or war; and
•
details of the recently enacted Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009, the
Homeowner Affordability and Stability Plan and various announced and unannounced programs implemented by the U.S. Treasury
Department and bank regulators to address capital and liquidity concerns in the banking system are still being finalized and may have a significant effect on the financial services industry and BancGroup.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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st
st
st
Summary of Second Quarter 2009 Performance
Net loss of $3.02 per common share, or $606 million in the quarter; non-cash charges of $377 million, or $1.87 per common share, to establish a valuation allowance on its deferred tax assets
($302 million, or $1.50 per common share) and to write down goodwill ($75 million, or $0.37 per common share); the valuation allowance on deferred taxes may be reversed in the future to offset taxable income;
Loan loss provision was $294 million, up 14% from the first quarter of $257 million.  Net charge-offs for the quarter were $244 million, or 7% annualized of average loans, an increase from $132 million, or 3.72% annualized of average loans, in the 1 quarter of 2009; other credit costs include write downs and expenses on foreclosed properties which were $43 million in the quarter up $36 million from the 1 quarter of 2009;
The balance in the allowance for loan losses was $500 million, or 3.69% of net loans at June 30,
2009;
Nonperforming assets increased to $1.7 billion, or 12.29% of net loans, other real estate owned and repossessions at June 30, 2009, up $603 million from March 31, 2009; the increase in nonperforming assets reflects the continued economic distress in our markets, primarily in Florida; the weakness in the portfolio continued to be primarily in the construction-related sector, which comprised 72% of
Colonial’s nonperforming assets at June 30, 2009;
FDIC insurance and other regulatory fees were $29.6 million, up $18.4 million from the 1 quarter of
2009 due primarily to the FDIC’s special assessment charged to banks in the quarter of $12.2 million;
Pre-tax, pre-credit, results excluding goodwill impairment and FDIC insurance and other regulatory fees was a profit of $19.0 million, or $0.09 per common share in the quarter;
Strong liquidity position: cash and interest bearing deposits in banks and the Federal Reserve were approximately $1.5 billion at June 30, 2009;
Unaudited

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Total deposits increased 7.3% from December 31, 2008;
Colonial’s regulatory capital ratios at June 30, 2009 were:
Tangible book value per share of $1.29 at June 30, 2009;
Net interest margin of 1.97% for the 2
nd
quarter compared to 2.04% in the 1
st
quarter of 2009,
primarily resulting from Colonial’s significant liquidity position, the impact of increasing nonperforming assets, and continued customer preference for higher cost time deposits;
Core noninterest income for the 2
nd
quarter increased $2.8 million, or 6%, from the 1
st
quarter of
2009 driven by a $2.1 million, or 17%, increase in retail mortgage banking fees; and
Core noninterest expenses, excluding FDIC insurance and other regulatory fees, losses and expenses on other real estate and professional fees, for the 2 nd
quarter were down 2% from the
1
st
quarter of 2009.
Summary of Second Quarter 2009 Performance
Unaudited
Colonial BancGroup Bank
Tier I Risk-Based Capital 5.44% 6.46%
Total Risk-Based Capital 9.43% 9.21%
Tier I Leverage Ratio 3.49% 4.18%

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Short-Term
Borrowings
2%
Reciprocal
Brokered
Time
Deposits
1%
Long-Term
Debt
16%
CD's >
$100k
16%
Brokered
Time
Deposits
7%
Core
Deposits
58%
Retail franchise provides the most important source of funding
• Deposits comprise 82% of total funding and fund 79% of total assets
2Q09 Cost of Deposits: 2.19%
Loan to Deposit Ratio of 68%
No remaining corporate debt maturities in 2009
Deposit Composition / Liquidity
Time
Deposits
49%
Brokered
Time
Deposits
9%
Interest
Bearing
Transaction
Accounts
24%
Noninterest
Bearing
Transaction
Accounts
17%
Reciprocal
Brokered
Time
Deposits
1%
Total Deposits: $20.0 billion
at 6/30/09
Total Funding Position: $24.6 billion
at 6/30/09
As of June 30, 2009 - Unaudited

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Deposit Composition
Period End Deposits
(Dollars in thousands)
Unaudited Unaudited
06/30/09 03/31/09 12/31/08 $ %
Regional banks $16,140,145 $15,704,286 $14,796,166 $435,859 2.8%
Public Funds - Regional banks 795,000 930,000 1,621,000 (135,000) -14.5%
Mortgage warehouse lending 1,050,525 1,056,341 617,509 (5,815) -0.6%
Subtotal 17,985,670 17,690,627 17,034,675 295,044 1.7%
Brokered time deposits 1,759,014 2,044,490 1,297,651 (285,476) -14.0%
Reciprocal brokered
time deposits 268,615 482,941 268,319 (214,326) -44.4%
Corporate 14,100 39,160 72,620 (25,060) -64.0%
Total $20,027,400 $20,257,218 $18,673,265 ($229,818) -1.1%
Change from Prior Quarter
Average Deposits
(Dollars in thousands)
Unaudited Unaudited Unaudited
Qtr 2 2009 Qtr 1 2009 Qtr 4 2008 $ %
Regional banks $16,756,327 $16,375,188 $15,924,539 $381,140 2.3%
Mortgage warehouse lending 1,218,025 982,802 681,166 235,223 23.9%
Brokered time deposits 1,967,430 1,655,219 1,607,023 312,211 18.9%
Reciprocal brokered
time deposits 427,472 357,561 243,890 69,911 19.6%
Corporate 29,016 61,905 108,352 (32,889) -53.1%
Total $20,398,270 $19,432,675 $18,564,971 $965,595 5.0%
Change from Prior Quarter

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Second Quarter 2009 Credit Overview
Aggressive management of problem loans
• Sales of $75 million of problem assets in the quarter for cumulative losses of 54%
• Charged off $244.1 million (net), 7.02% (annualized) of average net loans
• Nonperforming assets increased to 12.29% of net loans, other real estate and repossessions
• Cumulative charge downs on all NPAs is approximately 23%
• Cumulative charge downs on ORE assets is approximately 50%
Nonperforming assets remain concentrated in the construction related sector of the loan portfolio (72% of total NPAs)
Unaudited

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Review of Loan Portfolio at 6/30/09
($ in millions)
Dollars
Outstanding
% of Total
Portfolio
Change Since
3/31/09
Past Dues
6/30/09* NPA's
% of
NPA's
Residential Construction $1,305.4 9.6% ($376.9) 7.26% $715.2 42.4%
Commercial Construction 1,886.6 13.9% (374.9) 3.78% 505.1 29.9%
Seasoned Commercial Real Estate 4,791.7 35.4% (168.2) 1.99% 301.8 17.9%
1-4 Family Permanent Real Estate 2,286.8 16.9% (128.9) 3.20% 122.0 7.2%
Commercial & Industrial 747.6 5.5% (100.2) 4.10% 23.7 1.4%
Mortgage Warehouse Lending 669.6 4.9% 6.6 0.00% 8.0 0.5%
Consumer & Other 378.1 2.9% (31.9) 1.45% 12.8 0.7%
Total Performing Loans $12,065.8 89.1% (1,174.4)           3.24% $1,688.6 100.0%
Nonaccrual Loans 1,475.3             ** 10.9% 596.0
Total Loans $13,541.1 100.0% ($578.4)
Nonaccrual Loans Held for Sale $25.9
ORE/Repossessions $174.0
Total Loans, Nonaccrual LHFS & ORE $13,741.0
Data as of June 30, 2009.
* - Past due and still accruing.
     restructured loans still accruing
** - Does not include $13.4MM of
     interest.
Unaudited

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Asset Quality Metrics
($ in millions)
Unaudited
Unaudited
6/30/09
Unaudited
3/31/09 12/31/08
6/30/09 vs
3/31/09
Total Loans $13,541.1 $14,119.5 $14,530.0 (4.10%)
Allowance for Loan Losses (ALL) 500.0 450.0 325.0 11.11%
Net Charge-offs 244.1 132.2 415.0 84.64%
Provision Expense 294.1 257.2 455.0 14.35%
NPAs 1,688.6 1,085.4 710.5 55.57%
NPLs to Total Loans 10.99% 6.24% 3.67% 76.12%
NPAs to Total Loans and ORE 12.29% 7.58% 4.83% 62.14%
ALL to Loans 3.69% 3.19% 2.24% 15.67%
Net Charge-off Ratio (Annualized) 7.02% 3.72% 11.15% 88.71%
30-89 Days Past Due (Still Accruing) 3.07% 2.64% 2.65% 16.29%
90+ Days Past Due (Still Accruing) 0.17% 0.25% 0.29% (32.00%)
Total Past Dues (Still Accruing) 3.24% 2.89% 2.94% 12.11%

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Review of Loan Portfolio at 6/30/09
All Loans by Business Line and Location ($ in millions)
Commercial
Construction
$2,342.9
17.3%
C & I
$770.1
5.7%
Mortgage
Warehouse
$677.6
5.0%
Residential
RE
$2,392.8
17.7%
Residential
Construction
$1,894.4
14.0%
Other
$157.4
1.1%
Consumer
$230.0
1.7%
Commercial
RE
$5,075.9
37.5%
Georgia
$997.0
7.4%
Nevada
$766.1
5.7%
Texas
$1,371.9
10.1%
Other
$1,710.1
12.6%
Alabama
$1,514.2
11.2%
Florida
$7,181.8
53.0%
Business Line Location
Unaudited

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Commercial Construction
(Excluding Residential, Condominium Construction and Nonaccruals)
By Location and Property Type at 6/30/09
13.9% of total loan portfolio - $1.886 billion
($ in millions)
Alabama
$123.6
6.6%
Texas
$434.1
23.0%
Other
$209.3
11.1%
Georgia
$202.1
10.7%
Nevada
$217.9
11.5%
Florida
$699.6
37.1%
Commercial
Development
$225.0
11.9%
Commercial Lot
Inventory
$145.2
7.7%
Industrial
$28.4
1.5%
Warehouse
$64.8
3.5%
Retail
$283.6
15.0%
Other
$50.7
2.7%
Healthcare
$49.2
2.6%
Multi-family
$91.3
4.9%
Office
$153.3
8.1%
Lodging
$193.0
10.2%
Commercial Land
$602.1
31.9%
Property Type Location
Unaudited

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Condo
Construction
$163
Res.
Development
$484
Res. Land
$252
Res. Spec
$145
Res. Presold
$88
Consumer
Lots
$78
Builder Lots
$95
Residential Construction
(Excluding Nonaccruals)
By Location and Property Type at 6/30/09
9.6% of total loan portfolio - $1.305 billion
($ in millions)
Total
Outstanding
Res.
Development
Builder
Lots
Consumer
Lots
Res.
Presold Res. Spec Res. Land
Condo
Construction
Florida 506 $                  95 $                   32 $               55              34 $           49 $           123 $         118 $
Texas 393                     243                    23                   4                13              27              82              1
Georgia 160                     83                      17                   1                4                27              5                23
Alabama 180                     54                      22                   17              18              40              23              6
Nevada 38                       4                        -                     -                  15              1                14              4
Other 28                       5                        1                     1                4                1                5                11
Total 1,305 $              484 $                95 $               78 $           88 $           145 $         252 $         163 $
Unaudited

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Seasoned Commercial Real Estate
(Excluding Nonaccruals)
By Location and Property Type at 6/30/09
35.4% of total loan portfolio - $4.792 billion
($ in millions)
Alabama
$541.4
11.3%
Texas
$509.5
10.6%
Other
$433.8
9.1%
Georgia
$345.3
7.2%
Nevada
$217.7
4.5%
Florida
$2,744.0
57.3%
Healthcare
$441.3
9.2%
Lodging
$276.2
5.8%
Office
$1,038.0
21.7%
Multi-family
$465.1
9.7%
Retail
$1,106.4
23.1%
Warehouse
$654.5
13.7%
Other
$693.0
14.4%
Industrial
$117.2
2.4%
Property Type Location
Unaudited

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Other Loan Types
(Excluding Nonaccruals)
At 6/30/09 – 30.2% of total portfolio - $4.082 billion
($ in millions)
Mortgage
Warehouse
Lending
$669.6
4.9%
1-4 Family
Permanent
Real Estate
$2,286.8
16.9%
Consumer &
Other
$378.1
2.9%
Commercial
& Industrial
$747.6
5.5%
Unaudited

Net Charge-Offs by Property Type and
Location
Six Months Ended June 30, 2009 – Total $376.3 million
($ in millions)
Florida
$302.3
80.3%
Georgia
$27.4
7.3%
Nevada
$10.3
2.8%
Texas
$3.1
0.8%
Other
$6.0
1.6%
Alabama
$27.2
7.2%
Residential
Construction
$135.6
36.0%
Seasoned
Commercial
Real Estate
$62.9
16.7%
1-4 Family
Permanent
Real Estate
$72.6
19.3%
Commercial
Construction
$62.1
16.5%
Consumer &
Other
$7.6
2.0%
Mortgage
Warehouse
$3.0
0.9%
C & I
$32.5
8.6%
Business Line Location
Unaudited

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Florida
$61.0
16.2%
Nevada
$0.1
0.0%
Georgia
$0.2
0.1%
Alabama
$0.8
0.2%
Commercial
Land
$29.0
7.7%
Other
$5.5
1.4%
Warehouse
$6.4
1.7%
Retail
$5.1
1.3%
Lodging
$0.2
0.1%
Office
$1.0
0.3%
Commercial
Lots
$7.1
1.9%
Commercial
Development
$7.8
2.1%
Commercial Construction Net Charge-Offs
(Excluding Residential and Condominium Construction)
Six Months Ended June 30, 2009
Total $62.1 million (or 16.5% of total net charge-offs)
($ in millions)
note: percentages in above charts represent proportion to total net charge-offs
Property Type Location
Unaudited

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Florida
$104.5
27.8%
Georgia
$18.3
4.9%
Nevada
$3.6
0.9%
Texas
$1.6
0.4%
Other
$0.9
0.2%
Alabama
$6.7
1.8%
Residential Construction Net Charge-Offs
Six Months Ended June 30, 2009
Total $135.6 million (or 36.0% of total net charge-offs)
($ in millions)
note: percentages in above charts represent proportion to total net charge-offs
Builder Lots
$5.5
1.5%
Residential
Land
$22.7
6.0%
Residential
Spec and
Presold
$14.3
3.8%
Residential
Development
$66.4
17.6%
Consumer
Lots
$7.5
2.0%
Condo
Construction
$19.2
5.1%
Property Type Location
Unaudited

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Nonperforming Assets by Property Type
and Location
At 6/30/09 – Total $1,688.6 million
($ in millions)
Florida
$1,025.8
60.8%
Georgia
$154.8
9.2%
Nevada
$176.4
10.4%
Texas
$94.5
5.6%
Other
$122.0
7.2%
Alabama
$115.1
6.8%
C & I
$23.7
1.4%
Mortgage
Warehouse
$8.0
0.5%
Residential
Construction
$715.2
42.4%
Seasoned
Commercial
Real Estate
$301.8
17.9%
1-4 Family
Permanent
Real Estate
$122.0
7.2%
Commercial
Construction
$505.1
29.9%
Consumer &
Other
$12.8
0.7%
Business Line Location
Unaudited

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Commercial
Land
$252.8
15.0%
Retail
$36.5
2.2%
Warehouse
$6.6
0.4%
Office
$28.3
1.7%
Other
$33.1
1.9%
Commercial
Lots
$27.5
1.6%
Commercial
Development
$120.3
7.1%
Florida
$281.5
16.7%
Nevada
$87.5
5.2%
Georgia
$4.8
0.3%
Texas
$12.1
0.7%
Other
$83.5
4.9%
Alabama
$35.7
2.1%
Commercial Construction NPAs
(Excluding Residential and Condominium Construction)
At 6/30/09 – Total $505.1 million (or 29.9% of total nonperforming assets)
($ in millions)
note: percentages in above charts represent proportion to total NPAs
Property Type Location
Unaudited

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Florida
$382.1
22.6%
Georgia
$136.0
8.1%
Nevada
$81.1
4.8%
Texas
$41.9
2.5%
Other
$14.0
0.8%
Alabama
$60.1
3.6%
Residential Construction NPAs
At 6/30/09 – Total $715.2 million (or 42.4% of total nonperforming assets)
($ in millions)
Builder Lots
$53.0
3.1%
Residential
Land
$93.4
5.5%
Residential
Spec and
Presold
$149.9
8.9%
Residential
Development
$313.3
18.6%
Consumer
Lots
$19.8
1.2%
Condo
Construction
$85.8
5.1%
Property Type Location
note: percentages in above charts represent proportion to total NPAs
Unaudited

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Industrial
$2.5
0.1%
Other
$48.2
2.9%
Warehouse
$25.7
1.5%
Retail
$22.9
1.4%
Multi-family
$120.8
7.2%
Office
$55.4
3.3%
Lodging
$26.0
1.5%
Healthcare
$0.3
0.0%
Alabama
$8.7
0.5%
Texas
$36.7
2.2%
Other
$19.9
1.2%
Georgia
$8.4
0.5%
Nevada
$3.9
0.2%
Florida
$224.2
13.3%
Seasoned Commercial Real Estate NPAs
At 6/30/09 – Total $301.8 million (or 17.9% of total nonperforming assets)
($ in millions)
Property Type Location
note: percentages in above charts represent proportion to total NPAs
Unaudited

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Selected Average Balances
($ in millions)
2Q09 1Q09 2Q08 1Q09 2Q08
Earning Assets 24,369 $         23,680 $         24,576 $         3% -1%
Loans, Net of Unearned Income 13,939            14,409            15,798            -3% -12%
Loans Held for Sale 2,796              2,452              2,953              14% -5%
Securities  4,241              3,708              3,663              14% 16%
Resell Agreements and
Federal Funds Sold 1,565              1,695              2,155              -8% -27%
Interest Bearing Deposits in Banks 1,828              1,416              7                     29% 26014%
Total Assets 26,368            25,721            27,016            3% -2%
Total Deposits 20,398            19,433            18,973            5% 8%
Noninterest Bearing Deposits 3,506              3,189              3,067              10% 14%
Interest Bearing Transaction Accounts 4,788              5,037              6,309              -5% -24%
Time Deposits 12,104            11,207            9,597              8% 26%
Repurchase Agreements 321                411                522                -22% -39%
S/T Borrowings and Fed Funds Purchased -                 9                     476                -100% -100%
L/T Debt 3,957              4,013              4,077              -1% -3%
Shareholders' Equity 1,408              1,589              2,704              -11% -48%
% Change
Unaudited

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1
Noninterest Income
($ in millions)
1 Core noninterest income was used in the calculation
Unaudited
% Change
2Q09 1Q09 2Q08 1Q09 2Q08
Service Charges on Deposit Accounts 16.5 $     16.7 $     19.3 $     -1% -15%
Electronic Banking 5.3 5.0 5.3 6% 0%
Other Retail Banking Fees 2.0 1.9 2.5 5% -20%
Retail Banking Fees 23.8 23.6 27.1 1% -12%
Mortgage Banking Origination and Sales 14.3 12.3 7.9 16% 81%
Wealth Management Services 4.3 5.1 5.1 -16% -16%
Mortgage Warehouse Fees 2.2 1.4 1.2 57% 83%
Bank-Owned Life Insurance 4.0 3.9 5.2 3% -23%
Other Income 4.7 4.1 6.2 15% -24%
Core Noninterest Income 53.3 50.4 52.7 6% 1%
Securities Gains (Losses), Net - (0.8) 3.0 100% -100%
Total Noninterest Income 53.3 $     49.6 $     55.7 $     7% -4%
Annualized Noninterest Income to Average Assets 0.81% 0.80% 0.78%
Noninterest Income to Total Revenue 31.2% 30.0% 23.2%
1

Colonial BancGroup

CNB LISTED NYSE
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Noninterest Expense
($ in millions)
1 Core noninterest income and core noninterest expense were used in the calculation
Unaudited
% Change
2Q09 1Q09 2Q08 1Q09 2Q08%
Salaries and Employee Benefits 73.9 $     72.1 $   74.8 $    2% -1%
Occupancy Expense of Bank Premises, Net 23.3 23.7 24.1 -2% -3%
Furniture and Equipment Expenses 15.0 15.6 15.1 -4% -1%
Professional Services 15.1 10.4 7.8 45% 94%
FDIC Insurance and Other Regulatory Fees 29.6 11.2 4.4 164% 573%
Amortization of Intangible Assets 4.2 4.2 4.1 0% 2%
Electronic Banking and Other Retail Banking Expenses 3.7 3.3 4.1 12% -10%
Losses and Expenses on Other Real Estate 43.1 7.0 4.1 516% 951%
Loan Closing Costs 1.9 2.0 1.1 -5% 73%
Communications 2.9 2.9 2.9 0% 0%
Advertising 1.6 2.7 2.4 -41% -33%
Postage and Courier 2.0 2.3 2.3 -13% -13%
Loss on Equity Investments 1.6 3.4 1.7 -53% -6%
Travel 1.0 1.5 1.5 -33% -33%
Other Expenses 8.6 8.2 9.1 5% -5%
Core Noninterest Expense 227.5 170.5 159.5 33% 43%
Goodwill Impairment 75.0 28.5 - 163% 100%
Severance Expense - - 0.6 0% -100%
Net Losses Related to the Early Extinguishment of Debt (3.1) (20.3) 4.1 -85% -176%
Total Noninterest Expense 299.4 $   178.7 $ 164.2 $ 68% 82%
Efficiency Ratio
1
131.60% 100.13% 69.59%
Annualized Noninterest Expense to Average Assets
1
3.45% 2.65% 2.36%